UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

November 22, 2016
Date of Report (Date of earliest event reported)

QUALCOMM Incorporated
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

In connection with the proposed acquisition of NXP Semiconductors N.V. (NXP) by Qualcomm River Holdings B.V. (Qualcomm River Holdings), a wholly owned subsidiary of QUALCOMM Incorporated (the Company), pursuant to the Purchase Agreement dated as of October 27, 2016, between Qualcomm River Holdings and NXP (the Purchase Agreement) and as previously disclosed in the Company’s Current Report on Form 8-K filed on October 27, 2016, Qualcomm River Holdings has entered into (a) a Letter of Credit and Reimbursement Agreement dated as of November 22, 2016, between Qualcomm River Holdings and Mizuho Bank, Ltd. (Mizuho) as amended by the First Amendment to Letter of Credit and Reimbursement Agreement, dated as of November 23, 2016 between Qualcomm River Holdings and Mizuho (as amended, the Mizuho Agreement), pursuant to which Mizuho issued an irrevocable standby letter of credit in an aggregate amount of $750,000,000 in favor of NXP (the Mizuho Letter of Credit), (b) a Continuing Agreement for Standby Letters of Credit dated as of November 22, 2016, between Qualcomm River Holdings and The Bank of Tokyo-Mitsubishi UFJ, Ltd. (BTMU) (the BTMU Agreement), pursuant to which BTMU issued an irrevocable standby letter of credit in an aggregate amount of $700,000,000 in favor of NXP (the BTMU Letter of Credit) and (c) a Reimbursement and Security Agreement dated as of November 22, 2016, between Qualcomm River Holdings and Sumitomo Mitsui Banking Corporation (SMBC) (the SMBC Agreement), pursuant to which SMBC issued an irrevocable standby letter of credit in an aggregate amount of $500,000,000 in favor of NXP (the SMBC Letter of Credit). In addition, pursuant to the Company’s existing cash management arrangements with Bank of America, N.A. (BofA) and the Letter of Credit Application dated as of November 23, 2016 (the BofA Application and, collectively with the Mizuho Agreement, the BTMU Agreement and the SMBC Agreement, the Letter of Credit Agreements), BofA has issued an irrevocable standby letter of credit in an aggregate amount of $50,000,000 in favor of NXP (the BofA Letter of Credit and, collectively with the Mizuho Letter of Credit, BTMU Letter of Credit and SMBC Letter of Credit, the Letters of Credit). Pursuant to the terms of each Letter of Credit, NXP will have the right to draw amounts to fund certain termination compensation owed under the Purchase Agreement, if any, or to satisfy any damages judgment, decision or award of a governmental authority pursuant to which Qualcomm River Holdings would be obligated to pay amounts to NXP pursuant to the terms of the Purchase Agreement, if any. The Letters of Credit satisfy Qualcomm River Holdings’ obligation to obtain one or more letters of credit having an aggregate face amount of $2,000,000,000 in favor of NXP as required by the Purchase Agreement.

Each Letter of Credit will expire on June 30, 2018, or, in the case of a validly documented drawing by NXP or a validly documented surrender by Qualcomm River Holdings, each in accordance with the terms thereof, on the date of such drawing or surrender. Amounts drawn under each of the Mizuho Letter of Credit, the BTMU Letter of Credit and the SMBC Letter of Credit are required to be reimbursed on the date the Mizuho Letter of Credit, the BTMU Letter of Credit and the SMBC Letter of Credit, respectively, is drawn unless notice of such drawing is given after 11:00 a.m. (Pacific time), in which case such reimbursement will be required on the following business day. In the event a disbursement made in respect of the Mizuho Letter of Credit, the BTMU Letter of Credit and the SMBC Letter of Credit is not paid on the day of such disbursement, the applicable unreimbursed amount will bear interest at a rate equal to the prime rate (as defined in the Mizuho Agreement, BTMU Agreement and SMBC Agreement, respectively) plus 2.00%. The corresponding interest rate applicable to unreimbursed amounts owed in respect of the BofA Letter of Credit equals the prime rate (as defined in the BofA Application) plus 3.00%. Qualcomm River Holdings will be required to pay the following fees in connection with the Letters of Credit: (a) in the case of Mizuho, a fee on the face amount of the Mizuho Letter of Credit equal to 0.325% per annum, (b) in the case of BTMU, a fee on the face amount of the BTMU Letter of Credit equal to 0.20% per annum, (c) in the case of SMBC, a fee on the face amount of the SMBC Letter of Credit equal to 0.30% per annum and (d) in the case of BofA, a fee on the face amount of the BofA Letter of Credit equal to 0.30% per annum, in each case, calculated based on the face value of the applicable Letter of Credit. Each Letter of Credit is, or is expected to be, fully cash collateralized in an amount equal to 100% of its face value.

Each Letter of Credit Agreement contains certain customary representations and warranties, affirmative covenants and events of default. If an event of default under a Letter of Credit Agreement occurs and is not cured or waived, any unpaid fees outstanding under such Letter of Credit Agreement may be declared immediately due and payable.

The foregoing summary of the Letter of Credit Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Letter of Credit Agreements, which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above with respect to the Letter of Credit Agreements is hereby incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of the Company.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
10.1	Letter of Credit and Reimbursement Agreement between Qualcomm River Holdings B.V. and Mizuho Bank, Ltd., dated as of November 22, 2016.
10.2	First Amendment to Letter of Credit and Reimbursement Agreement between Qualcomm River Holdings B.V. and Mizuho Bank, Ltd., dated as of November 23, 2016.
10.3	Continuing Agreement for Standby Letters of Credit between Qualcomm River Holdings B.V. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., dated as of November 22, 2016.
10.4	Reimbursement and Security Agreement between Qualcomm River Holdings B.V. and Sumitomo Mitsui Banking Corporation, dated as of November 22, 2016.
10.5	Letter of Credit Application by QUALCOMM Incorporated to Bank of America, N.A., dated as of November 23, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: November 29, 2016	By:	/s/ John Murphy
John Murphy
Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Letter of Credit and Reimbursement Agreement between Qualcomm River Holdings B.V. and Mizuho Bank, Ltd., dated as of November 22, 2016.
10.2	First Amendment to Letter of Credit and Reimbursement Agreement between Qualcomm River Holdings B.V. and Mizuho Bank, Ltd., dated as of November 23, 2016.
10.3	Continuing Agreement for Standby Letters of Credit between Qualcomm River Holdings B.V. and The Bank of Tokyo-Mitsubishi UFJ, Ltd., dated as of November 22, 2016.
10.4	Reimbursement and Security Agreement between Qualcomm River Holdings B.V. and Sumitomo Mitsui Banking Corporation, dated as of November 22, 2016.
10.5	Letter of Credit Application by QUALCOMM Incorporated to Bank of America, N.A., dated as of November 23, 2016.